Exhibit 10.1

FORM OF BACKSTOP AND SUBSCRIPTION AGREEMENT

This Backstop and Subscription Agreement (this “Agreement”), made as of December 22, 2016, by and among Hennessy Capital Acquisition Corp. II, a Delaware corporation (the “Company”), Hennessy Capital Partners II LLC, a Delaware limited liability company (the “Sponsor”), and [●] and [●] (each a “Subscriber” and together, the “Subscribers”), is intended to set forth certain representations, covenants and agreements among the Company, the Sponsor and each Subscriber, with respect to the acquisition by each Subscriber of common stock of the Company, par value $0.0001 per share (“Common Stock”), for aggregate consideration of up to $[●] pursuant to Sections 1(a)(iii) and (iv) hereof, which representations, covenants and agreements are made in connection with the Company’s acquisition of Daseke, Inc., a Delaware corporation (“Daseke”), in accordance with that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, by and among the Company, Daseke, HCAC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Don R. Daseke, an individual residing in Texas, solely in his capacity as the representative for the stockholders of Daseke pursuant to Section 11.01 of the Merger Agreement (such acquisition, the “Merger”, and the consummation of the Merger in accordance with the Merger Agreement, the “Merger Closing”).

1. (a) Backstop.

(i) Each Subscriber covenants and agrees that until the earlier of the (A) Merger Closing or (B) Termination Date (as defined below), it shall not, and shall ensure that each of its Affiliates does not, Transfer any shares of Common Stock (other than shares of Common Stock held by such Subscriber as of the date hereof). For purposes hereof, “Affiliate” shall mean affiliate as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, any entity for which a Subscriber directly or indirectly serves as investment adviser or manager; and “Transfer” shall mean any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including, without limitation, through redemption election or any derivative transactions.

(ii) Each Subscriber covenants and agrees that it shall, and shall cause each of its Affiliates to, (A) vote its shares of Common Stock that it owns as of the record date (the “Record Date”) for the Special Meeting (as defined below) in favor of the Merger and the other proposals of the Company set forth in its proxy statement (the “Proxy Statement”) to be filed with the Securities and Exchange Commission in connection with a special meeting of Company stockholders (the “Special Meeting”) to be held to approve, among other things, the Merger, and (B) not exercise its redemption rights in any shares of Common Stock (other than shares of Common Stock held by such Subscriber as of the date hereof) in connection with the Special Meeting.

(iii) Commencing on the date hereof and through the close of business on the third Trading Day (as defined below) prior to the Special Meeting (the “Purchase Deadline”), each Subscriber shall (provided it is lawful to do so and to the extent requested by the Company) use reasonable best efforts to purchase shares of Common Stock, from time to time and in such amounts as directed by the Company, for an aggregate purchase price up to (but not exceeding) the Backstop Allocation amount set forth underneath such Subscriber’s name on the signature page hereto (its “Backstop Allocation”). All such purchases under this Section 1(a)(iii) shall be made by each Subscriber via open market purchases or in privately negotiated transactions with third parties, including forward contracts, provided that: (a) any such privately negotiated transactions settle no later than, and are conditioned upon, the substantially concurrent Merger Closing, and (b) no Subscriber shall be required to purchase any shares of Common Stock at a price above $10.00. On the date immediately following the Purchase Deadline, and at such other times as may be requested by the Company, each Subscriber shall (x) notify the Company in writing of the number of shares of Common Stock so purchased pursuant to this Section 1(a)(iii) (the “Market Shares”) and the aggregate purchase price paid therefor by such Subscriber and (y) in the case of any Market Shares acquired in privately negotiated transactions with third parties, provide the Company with all documentation reasonably requested by the Company and its advisors (including without limitation, its legal counsel) and its transfer agent and proxy solicitor to confirm that: (A) Subscriber purchased, or has contracted to purchase, such shares, and (B) the seller of such shares has provided to Subscriber a representation that (I) the seller voted such shares in favor of the Merger and the other proposals of the Company set forth in the Proxy Statement and (II) the seller of such shares did not exercise its redemption rights for such shares in connection with the Special Meeting. Notwithstanding the foregoing, and for the avoidance of doubt, if the Merger Agreement is terminated in accordance with its terms prior to the Merger Closing, then Subscribers’ obligations to purchase shares of Common Stock under this Section 1(a)(iii) will immediately terminate and be extinguished. For purposes hereof, “Trading Day” shall mean a day during which trading in the Common Stock generally occurs on the NASDAQ Capital Market or, if the Common Stock is not listed on the NASDAQ Capital Market, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading.

(iv) In the event a Subscriber has not acquired a sufficient number of Market Shares pursuant to Section 1(a)(iii) hereof to satisfy in full its applicable Backstop Allocation, such Subscriber hereby irrevocably subscribes for and agrees, subject to the substantially concurrent Merger Closing and the other terms and conditions set forth herein, and to the extent requested by the Company, to purchase from the Company that number of shares of Common Stock equivalent to its Private Placement Remainder (as defined below) (or such lesser number of shares as the Company may direct) at a purchase price of $10.00 per share (the “Common Offering”), and the Company agrees to sell such shares to such Subscriber at such price per share, subject to the Company’s right to sell to such Subscriber such lesser number of shares as the Company may deem necessary or desirable (the shares of Common Stock to be sold being referred to hereafter as the “Subject Common Shares”). For the avoidance of doubt, if the Merger Agreement is terminated in accordance with its terms prior to the Merger Closing, then Subscribers’ obligations to purchase shares of Common Stock under this Section 1(a)(iv) will immediately terminate and be extinguished. Any such purchase under this Section 1(a)(iv) shall be consummated substantially concurrent with the Merger Closing. For purposes hereof, each Subscriber’s “Private Placement Remainder” shall mean that number of shares of Common Stock that is equal to (A) such Subscriber’s Backstop Allocation, divided by $10.00, less (B) the number of Market Shares (if any) acquired or to be acquired pursuant to Section 1(a)(iii) hereof. For the avoidance of doubt, in the event that no Market Shares are acquired by any Subscriber pursuant to Section 1(a)(iii), such Subscriber’s obligations under this Section 1(a)(iv) shall nevertheless continue to apply.

[(v) Notwithstanding anything to the contrary contained herein, in no event shall the Subscriber be required to purchase or subscribe for, and in no event shall the Company be required to issue or sell to the Subscriber, any Acquired Shares (as defined below) that, when taken together with any Utilization Fee Shares (as defined below) that would be issuable in respect of such Acquired Shares, would result in the Subscriber beneficially owning, in the aggregate, more than 4.99% of the then issued and outstanding shares of Common Stock.][1]

[1] This provision is applicable to certain (but not all) of the Subscribers

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(b) Commitment Fee. In consideration for the Subscribers’ obligations described in Section 1(a) hereof, the Subscribers shall be paid (in such allocation among them as directed in writing by the Subscribers), in immediately available funds, a commitment fee of $[●] in the aggregate.

(c) Utilization Fees.

(i) Substantially concurrent with the Merger Closing, in consideration for the Subscribers’ obligations to acquire the Market Shares, the Subject Common Shares or any combination thereof (collectively, the “Acquired Shares”), the Company shall issue to the Subscribers (in such allocation among them as directed in writing by the Subscribers), an aggregate number of shares of Common Stock (the “Utilization Fee Shares”) equal to the sum of (A) the product of (x) [●], multiplied by (y) a fraction, the numerator of which is the lower of (1) [●] and (2) the number of Acquired Shares, and the denominator of which is [●], and (B) the product of (x) [●], multiplied by (y) a fraction, the numerator of which is the excess of the Acquired Shares over [●], and the denominator of which is [●]; provided that in no event shall the aggregate number of Utilization Fee Shares exceed [●].

(ii) Immediately prior to the Merger Closing, the Sponsor shall transfer to the Company for forfeiture, and the Company shall retire and cancel, a number of shares of Common Stock held by the Sponsor equal to the number of Utilization Fee Shares.

2. Delivery of Subscription Amount; Acceptance of Subscriptions; Delivery. Each Subscriber understands and agrees that its subscription is made subject to the following terms and conditions:

(a) Contemporaneously with the execution and delivery of this Agreement, each Subscriber shall execute and deliver the Investor Questionnaire (as defined below) and, in respect of the Common Offering pursuant to Section 1(a)(iv) hereof, upon notice from the Company setting forth the reasonably anticipated date of the Merger Closing, such Subscriber shall, no fewer than three days prior to such anticipated date (the “Funding Date”), cause a wire transfer to be made for payment for the Subject Common Shares in immediately available funds in the aggregate amount equal to $10 multiplied by the number of Subject Common Shares to be purchased by such Subscriber (the “Common Subscription Amount”) to the account(s) designated in writing by the Company to such Subscriber prior to the Merger Closing. In the event a Subscriber enters into privately negotiated transactions with third parties in accordance with Section 1(a)(iii) hereof subsequent to the Funding Date but prior to the Merger Closing, the Common Subscription Amount shall be reduced by the dollar amount of such purchases and such excess funds (not to exceed the Common Subscription Amount) shall be returned to such Subscriber. The payments provided for in this Section 2(a) shall be deposited in escrow with Continental Stock Transfer & Trust Company (or other nationally recognized escrow agent with whom in all cases, whether with Continental Stock Transfer & Trust Company or otherwise, the Company shall have an escrow agreement in place for purposes hereof, which such agreement shall be on reasonable and customary terms) pending the Company’s acceptance of the subscription.

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(b) The subscription of each Subscriber for such Subscriber’s Subject Common Shares shall be deemed to be accepted only (and shall not otherwise be accepted by the Company except) when (i) the Company has confirmed in writing to such Subscriber that the Company’s representations and warranties contained herein are, or shall be, true and correct as of the date of the Company’s acceptance of such subscription and (ii) the Merger Closing occurs substantially concurrent with the Company’s acceptance of such subscription. If such acceptance does not occur on or prior to the earliest of (x) the Merger Closing, (y) the date on which the Merger Agreement is terminated in accordance with its terms or (z) June 30, 2017 (the earlier of (y) and (z) being referred to herein as the “Termination Date”), such Subscriber’s subscription shall automatically be deemed rejected (the “Subscription Rejection”).

(c) The payment of the applicable Common Subscription Amount will be returned promptly, without interest, to each Subscriber if the applicable subscriptions are rejected in whole or in part or if the Common Offering is withdrawn or canceled.

(d) The representations and warranties of the Company and each Subscriber set forth herein shall be true and correct as of the date that the Company accepts the subscriptions set forth herein.

3. Expenses. Each party hereto shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

4. Registration Rights.

(a) At the Merger Closing, the Company and each of the Subscribers shall enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company will agree to (i) register the resale of the Subject Common Shares and the Utilization Fee Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws, (ii) use reasonable best efforts to cause such registration to be declared effective no later than 180 days following the Merger Closing and (iii) provide the Subscribers and certain other investors in the Company’s equity securities with customary demand and piggyback registration rights. The Registration Rights Agreement shall include such additional terms and conditions as are customary and reasonably satisfactory to the Company and the Subscribers.

(b) None of the Subject Common Shares or Utilization Fee Shares may be directly or indirectly transferred, disposed of or otherwise monetized in any manner whatsoever, except pursuant to a registration statement or in a transaction that is exempt from the registration requirements of the Securities Act and applicable state securities laws.

(c) Without limitation to the generality of the foregoing, no Subscriber shall execute any short sales or engage in other hedging transactions of any kind with respect to the Common Stock during the period from the date of the Merger Closing through the date that is 45 consecutive days thereafter. For the avoidance of doubt, the prohibition set forth herein shall not be applicable on or after the Termination Date.

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5. Representations, Warranties, Understandings, Risk Acknowledgments, and Covenants of The Subscribers. Each Subscriber hereby represents, warrants and covenants to the Company as follows:

(a) Such Subscriber is purchasing the Subject Common Shares and acquiring the Utilization Fee Shares for its own account, not as a nominee or agent, for investment purposes and not with a view towards distribution or resale within the meaning of the Securities Act (absent the registration of the Subject Common Shares and Utilization Fee Shares for resale under the Securities Act or a valid exemption from registration). Such Subscriber will not sell, assign or transfer such shares at any time in violation of the Securities Act or applicable state securities laws. Such Subscriber acknowledges that the Subject Common Shares and Utilization Fee Shares cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

(b) Such Subscriber understands that (A) the Subject Common Shares and Utilization Fee Shares (1) have not been registered under the Securities Act or any applicable state securities laws, (2) have been offered and will be sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, (3) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of applicable state securities laws which relate to private offerings and (4) may be required to be held indefinitely because of the fact that the Subject Common Shares and Utilization Fee Shares have not been registered under the Securities Act or applicable state securities laws, and (B) such Subscriber must therefore be capable of bearing the economic risk of its investment hereunder indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. Such Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of such Subscriber expressed herein. Pursuant to the foregoing, such Subscriber acknowledges that until such time as the resale of the Subject Common Shares and Utilization Fee Shares has been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to an exemption from registration, the certificates representing any Subject Common Shares and Utilization Fee Shares acquired by such Subscriber shall bear a restrictive legend substantially as follows (and a stop-transfer order may be placed against transfer of such Subject Common Shares and Utilization Fee Shares):

In respect of the Subject Common Shares and Utilization Fee Shares:

THIS SHARE OF COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SHARE OF COMMON STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING:

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BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.	REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR IS AN “ACCREDITED INVESTOR” AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

2.	AGREES FOR THE BENEFIT OF HENNESSY CAPITAL ACQUISITION CORP. II (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR OR SUCH OTHER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AFTER THE LAST DATE OF ACQUISITION FROM THE COMPANY OR AN AFFILIATE OF THE COMPANY, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR AN “ACCREDITED INVESTOR” AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT, OR

(D)	PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(c) Such Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting such Subscriber’s interest in connection with the acquisition of the Subject Common Shares, Utilization Fee Shares and the Market Shares (collectively, the “Shares”). Such Subscriber understands that the acquisition of the Shares is a speculative investment and involves substantial risks and that such Subscriber could lose such Subscriber’s entire investment. Further, such Subscriber has (i) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (ii) carefully considered the risks related to the Merger, the Company, and Daseke and has taken full cognizance of and understands all of the risks related to the Company, Daseke, the Merger, the Shares and the transactions contemplated hereby, including, without limitation, the purchase of the Shares. Acknowledging the very significant tax impact analysis and other analyses that is warranted in determining the consequences to it of purchasing and owning the Shares, to the extent deemed necessary by such Subscriber, such Subscriber has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the foregoing, including, without limitation, purchasing and owning the Shares. Such Subscriber has the ability to bear the economic risks of such Subscriber’s investment in the Company, including a complete loss of the investment, and such Subscriber has no need for liquidity in such investment.

(d) Such Subscriber has been furnished by the Company all information (or provided access to all information it reasonably requested) regarding the business and financial condition of the Company and Daseke, the Company’s expected plans for future business activities, and the merits and risks of an investment in the Shares which such Subscriber has reasonably requested or otherwise needs to evaluate the investment in the Shares.

(e) Such Subscriber acknowledges receipt of and has carefully reviewed and understands the following items (collectively, the “Disclosure Documents”):

(i) the final prospectus of the Company, filed with the Securities and Exchange Commission (the “SEC”) on July 22, 2015 (the “Final Prospectus”);

(ii) each filing made by the Company with the SEC under the Exchange Act following the filing of the Final Prospectus through the date of this Agreement;

(iii) the Merger Agreement, a copy of which has been made available to such Subscriber; and

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(iv) a draft of the preliminary Proxy Statement and the Second Amended and Restated Certificate of Incorporation of the Company proposed to be voted on at the Special Meeting, a copy of which has been made available to such Subscriber.

Such Subscriber understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall no longer apply following the Merger Closing.

Such Subscriber acknowledges that neither the Company nor any of its Affiliates has made or makes any representation or warranty to such Subscriber in respect of the Company or Daseke, the Merger, the Company upon, or relating to, the Merger, other than in the case of the Company, the representations and warranties contained in this Agreement.

(f) In making its investment decision to purchase the Shares, such Subscriber is relying solely on investigations made by such Subscriber and such Subscriber’s representatives. The offer to sell the Subject Common Shares and issue the Utilization Fee Shares was communicated to such Subscriber in such a manner that such Subscriber was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was such Subscriber presented with or solicited by or through any advertisement, article, leaflet, public promotional meeting, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or any other form of general or public advertising or solicitation.

(g) Such Subscriber acknowledges that it has been advised that:

(i) The Subject Common Shares and Utilization Fee Shares offered or issuable hereby have not been approved or disapproved by the SEC or any applicable state securities commission nor has the SEC or any applicable state securities commission passed upon the accuracy or adequacy of any representations by the Company. Any representation to the contrary is a criminal offense.

(ii) In making an investment decision, such Subscriber must rely on its own examination of the Company, the Merger, Daseke and the Common Offering, including the merits and risks involved. The Shares have not been recommended by any applicable federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation by the Company. Any representation to the contrary is a criminal offense.

(iii) The Subject Common Shares and Utilization Fee Shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to applicable registration requirements or exemption therefrom. Such Subscriber is aware that the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Subject Common Shares and Utilization Fee Shares and that the Company is an issuer subject to Rule 144(i) under the Securities Act. Such Subscriber is aware that such Subscriber may be required to bear the financial risks of this investment for an indefinite period of time.

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(h) Such Subscriber agrees to furnish the Company with such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the acceptance of this Agreement by the Company.

(i) Such Subscriber further represents and warrants that such Subscriber is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and Subscriber has executed the Investor Questionnaire attached hereto as Exhibit A (the “Investor Questionnaire”) and shall provide to the Company an updated Investor Questionnaire promptly following any change in circumstances at any time on or prior to the Merger Closing.

(j) As of the date of this Agreement, such Subscriber and its Affiliates do not have, and during the 30-day period prior to the date of this Agreement such Subscriber and its Affiliates did not enter into, any “put equivalent position” (as such term is defined in Rule 16a-1 under the Exchange Act) or short sale positions with respect to the securities of the Company. In addition, such Subscriber shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

(k) If such Subscriber is a natural person, such Subscriber has reached the age of majority in the state in which such Subscriber resides, has adequate means of providing for such Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.

(l) If such Subscriber is a partnership, corporation, trust, estate or other entity (an “Entity”): (i) such Entity has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such Entity in connection with the purchase of the Shares, (b) to delegate authority pursuant to power of attorney and (c) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such Entity is binding upon such Entity; and (iii) such Entity has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such Entity is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(m) If such Subscriber is a retirement plan or is investing on behalf of a retirement plan, such Subscriber acknowledges that investment in the Shares poses additional risks including the inability to use losses generated by an investment in the Shares to offset taxable income.

(n) This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes a legal, valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in Law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

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(o) Such Subscriber understands and confirms that the Company will rely on the representations and covenants by such Subscriber contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents (as defined herein). All representations and warranties provided to the Company by or on behalf of such Subscriber, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(p) Such Subscriber has read the Final Prospectus, and understands that the Company has established a trust fund, currently in an amount of approximately $199.7 million (“Trust Fund”) for the benefit of the Company’s public shareholders and that the Company may disburse monies from the Trust Fund only (i) to the Company’s public shareholders in the event they elect to redeem their shares in connection with the consummation of the Company’s initial business combination (as such term is used in the Final Prospectus), (ii) to the Company’s public shareholders upon the liquidation of the Company if the Company fails to consummate an initial business combination within the required time period described in the Final Prospectus, (iii) to the Company in limited amounts for its tax obligations and for its working capital purposes and (iv) to the Company after, or concurrently with, the consummation of a business combination. To induce the Company to enter into this Agreement and sell the securities to be sold to it hereunder, such Subscriber agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. Notwithstanding the foregoing, each Subscriber shall maintain redemption rights with respect to (x) any shares of Common Stock it owns as of the date hereof and (y) any additional shares of Common Stock it may own if the Merger Closing does not occur. This section shall survive the termination of this Agreement for any reason.

[(q) Neither the purchase of the Subject Common Shares nor the acquisition of the Utilization Fee Shares by such Subscriber will subject the Company to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act.][2]

[(r) As of the date hereof, the Subscriber does not own, directly or indirectly, any shares of Common Stock.][2]

[2] This provision is applicable to certain (but not all) of the Subscribers

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6. Representations and Warranties of the Company. The Company represents and warrants to each Subscriber as follows:

(a) Subject to obtaining all required approvals necessary in connection with the performance of the Merger Agreement (including, without limitation, the approval of the Company’s stockholders) and any required approvals pursuant to the applicable rules of NASDAQ Capital Market (together, the “Required Approvals”), the Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Merger Agreement (collectively, the “Transaction Documents”), and to perform its obligations under this Agreement and the other Transaction Documents. Subject to obtaining the Required Approvals, the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action, and no other proceedings on the Company’s part are necessary to authorize the execution, delivery or performance of this Agreement and the other Transaction Documents. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company and assuming that this Agreement and the Registration Agreement constitute a valid and binding obligation of each Subscriber, this Agreement and each of the other Transaction Documents will constitute upon execution and delivery by the Company, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in Law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(b) Subject to obtaining the Required Approvals, the execution and delivery of this Agreement by the Company and the execution and delivery of other Transaction Documents do not and will not, and the performance and compliance with the terms and conditions hereof and thereof by the Company and the consummation of the transactions contemplated hereby and thereby by the Company will not (with or without notice or passage of time, or both):

(i) violate or conflict with any of the provisions of the Amended and Restated Certificate of Incorporation or bylaws of the Company; or

(ii) violate, conflict with, result in a breach or constitute a default under any provision of, or require any notice, filing, consent, authorization or approval under, any Law binding upon the Company.

(c) Except for (i) the applicable requirements of the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the “HSR Act”), the federal securities laws, any applicable state securities or “blue sky” laws and (ii) the filing of the certificate of merger with the Secretary of State of the State of Delaware (and subject to obtaining the Required Approvals), the Company is not required to submit any notice, report or other filing with any Governmental Entity (as defined below) in connection with the execution, delivery or performance by it of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents and no consent, approval or authorization of any Governmental Entity or any other party or person is required to be obtained by the Company in connection with its execution, delivery and performance of this Agreement and each of the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby. As used in this Agreement, “Governmental Entity” means any federal, national, state, foreign, provincial, local or other government or any governmental, regulatory, administrative or self-regulatory authority, agency, bureau, board, commission, court, judicial or arbitral body, department, political subdivision, tribunal or other instrumentality thereof.

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(d) The Company has timely filed all forms, reports and documents required to be filed by it with the SEC since July 22, 2015, together with any amendments, restatements or supplements thereto. The Company has provided to each Subscriber, in the form filed with the SEC, except to the extent available in full without redaction on the SEC’s EDGAR website, (i) its Annual Report on Form 10-K (and Amendment No. 1 thereto) for the fiscal year ended December 31, 2015, (ii) its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, June 30, 2016, and September 30, 2016, and (iii) the Final Prospectus, all registration statements and other forms, reports and documents (other than the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q not referred to in clauses (i) and (ii) above) filed by the Company with the SEC since July 22, 2015 (the forms, reports and other documents referred to in clauses (i), (ii) and (iii) above (including those available on the SEC’s EDGAR website) being, collectively, the “Company SEC Reports”). The Company SEC Reports were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder. The Company SEC Reports did not at the time they were filed with the SEC (except to the extent that information contained in any Company SEC Report has been superseded by a later timely filed Company SEC Report) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(e) Each of the financial statements (including, in each case, any notes thereto) contained in the Company SEC Reports was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein.

(f) Since July 22, 2015, the Company has timely filed and made available to each Subscriber all certifications and statements required by (x) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (y) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to any Company SEC Report (the “Company Certifications”). Each of the Company Certifications is true and correct. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are reasonably designed to ensure that all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s SEC filings and other public disclosure documents. As used in this Section 6(f), the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(g) As of the date hereof, there are no, and since the Company’s formation, there have not been any Legal Proceeding pending or, to the knowledge of the Company, threatened in writing against the Company, including any such Legal Proceeding that (i) challenges the validity or enforceability of the Company’s obligations under this Agreement or the other Transaction Documents or (ii) seeks to prevent, delay or otherwise would reasonably be expected to adversely affect the consummation by the Company of the transactions contemplated herein or therein. As used in this Agreement, “Legal Proceeding” means any judicial, administrative or arbitral actions, suits, hearings, inquiries, investigations or other proceedings (public or private) commenced, brought, conducted or heard before, or otherwise involving, any Governmental Entity or arbitrator. As used in this Agreement, “Law” means any material law (statutory, common or otherwise), including any material statute, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order of a Governmental Entity.

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(h) Except as and to the extent set forth on the balance sheet of the Company at September 30, 2016, including the notes thereto (the “Company Subject Balance Sheet”), the Company has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), except for (i) liabilities and obligations incurred since the date of the Company Subject Balance Sheet in the ordinary course of business that are not, individually or in the aggregate, material to the Company and none of which results from or arises out of any material breach of or material default under any contract, material breach of warranty, tort, material infringement or material violation of Law; (ii) liabilities and obligations incurred in connection with the transactions contemplated by this Agreement and other Transaction Documents; and (iii) liabilities and obligations which are not, individually or in the aggregate, material to the Company.

(i) The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable to it.

(j) To the extent this Agreement is not already publicly disclosed at such time, the Company will file with the SEC disclosing the form of this Agreement within 2 Trading Days of the date hereof.

(k) The Company understands and confirms that each Subscriber will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement.

7. Understandings. Each Subscriber understands, acknowledges and agrees with the Company as follows:

(a) Such Subscriber hereby acknowledges and agrees that, subject to the terms and conditions of this Agreement, the subscription hereunder is irrevocable by such Subscriber, that, except as required by Law, such Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of such Subscriber hereunder, and that this Agreement and such other agreements shall survive the death or disability of such Subscriber and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If such Subscriber is more than one person, the obligations of such Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

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(b) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the suitability of this offering for investment nor any recommendation or endorsement of the Shares.

(c) The Common Offering is intended to be exempt from registration, which is dependent upon the truth, completeness and accuracy of the statements made by such Subscriber herein.

(d) There is only a limited public market for the Common Stock. There can be no assurance that a Subscriber will be able to sell or dispose of the Shares.

(e) The representations and warranties of such Subscriber contained in this Agreement and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date hereof and the date of the consummation of each offering of the Subject Common Shares and issuance of the Utilization Fee Shares as if made on and as of such date and such representation and warranties and all agreements of such Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby.

8. Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of this Agreement by the Company and (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of the Subscribers, in each case until the earlier of the (A) Merger Closing or (B) Termination Date. Each Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants contained herein and that the Company has relied upon such representations, warranties and covenants in determining such Subscriber’s qualification and suitability to purchase the Shares.

9. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if and when delivered personally or two Trading Days after being sent by registered or certified mail, return receipt requested, postage prepaid or one Trading Day after it is delivered by a commercial overnight carrier or upon confirmation if delivered by facsimile or email:

(a) if to the Company (prior to the Merger Closing), to the following address:

Hennessy Capital Acquisition Corp. II
700 Louisiana Street, Suite 900
Houston, Texas 77002
Attention: Daniel J. Hennessy, Kevin Charlton and Nicholas Petruska
Email: dhennessy@hennessycapllc.com, kcharlton@hennessycapllc.com and npetruska@hennessycapllc.com with a copy to:

Sidley Austin LLP
One South Dearborn
Chicago, Illinois 60603
Attention: Jeffrey N. Smith, Esq. and Michael P. Heinz, Esq.
Email: jnsmith@sidley.com and mheinz@sidley.com

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and to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, New York 10105
Attention: Stuart Neuhauser, Esq.
Email: sneuhauser@egsllp.com

(b) if to the Company (following the Merger Closing), to the following address:

Daseke, Inc.
15455 Dallas Parkway, Suite 440

Addison, TX 75001

Attention: Don R. Daseke and Scott Wheeler

Email: don@daseke.com and scott@daseke.com

with a copy to:

Vinson & Elkins LLP

2001 Ross Avenue, Suite 3700

Dallas, TX 72501

Attention: Christopher G. Schmitt and Alan Bogdanow

Email: cschmitt@velaw.com and abogdanow@velaw.com

(c) if to a Subscriber, to the address set forth on the signature page hereto.

(d) or at such other address as any party shall have specified by notice in writing to the others.

10. Notification of Changes. Each Subscriber agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the Merger Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Merger Closing. The Company agrees and covenants to notify each Subscriber immediately upon the occurrence of any event prior to the Merger Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Merger Closing.

11. Assignability; Amendments; Waiver. This Agreement is not assignable by any Subscriber, and may not be amended, modified or terminated except by an instrument in writing signed by the Company and the Subscribers. The Agreement may not be waived except by an instrument in writing signed by the party against whom enforcement of waiver is sought.

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12. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, successors and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. This Agreement does not confer any rights or remedies upon any person or entity other than the parties hereto and their heirs, successors and permitted assigns; provided, however, that notwithstanding anything to the contrary herein, the Company and each Subscriber acknowledge that money damages would not be an adequate remedy at Law if any Subscriber fails to perform in any material respect any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled at Law or in equity, shall be entitled to seek an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach or to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at Law.

13. Obligations Irrevocable. Subject to the terms and conditions contained herein, the obligations of each Subscriber to make its subscription provided for hereunder shall be irrevocable, except with the consent of the Company, until the Subscription Rejection.

14. Agreement. This Agreement and the Registration Rights Agreement constitute the entire agreement of the Subscribers and the Company relating to the matters contained herein and therein, superseding all prior contracts or agreements, whether oral or written. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

15. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than Delaware. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the District of Delaware or the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction, then in the applicable Delaware state court), with respect to any dispute arising under this Agreement, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

16. Severability. If any provision of this Agreement or the application thereof to any Subscriber or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by Law.

17. Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof. The rule of construction that an agreement shall be construed strictly against the drafter shall not apply to this Agreement.

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18. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile or other electronic transmission of this signed Agreement shall be legal and binding on all parties hereto.

19. Counsel. Each Subscriber hereby acknowledges that the Company and its counsel represent the interests of the Company and not those of any Subscriber in any agreement (including this Agreement) to which the Company is a party.

20. Confidentiality. Without limiting any of Subscriber’s pre-existing confidentiality obligations, Subscriber shall not, for a period of one year following the date hereof, without the Company’s prior written consent, disclose to any other person or entity the nature, extent or fact that Subscriber is entering this Agreement or the terms and conditions hereof, or any information Subscriber may receive in connection with this Agreement (in each case to the extent the Company has communicated the confidentiality thereof) other than (a) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case Subscriber agrees, to the extent practicable and not prohibited by applicable Law, to inform the Company promptly thereof prior to such disclosure), (b) upon the request or demand of any regulatory authority having jurisdiction over Subscriber or as otherwise necessary for Subscriber to comply with its regulatory obligations, (c) to the extent that such information is or becomes publicly available other than by reason of disclosure by Subscriber in violation of this Agreement, or (d) to Subscriber’s Affiliates and to Subscriber’s and its Affiliates’ employees, legal counsel, independent auditors and other agents (collectively “representatives”) who need to know such information and who are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential. Subscriber will cause all of its and its Affiliate’s representatives to comply with the confidentiality provisions of this Agreement as fully as if they were a party hereto and will be responsible for a breach of the confidentiality provisions of this Agreement by any such representatives.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

HENNESSY CAPITAL ACQUISITION CORP. II

By:
Name: Daniel J. Hennessy Title: Chief Executive Officer

HENNESSY CAPITAL PARTNERS II LLC

By: Hennessy Capital LLC, its managing member

By:
Name: Daniel J. Hennessy Title: Managing member

SIGNATURE PAGE

 TO

 BACKSTOP AND SUBSCRIPTION AGREEMENT

OF

 HENNESSY CAPITAL ACQUISITION CORP. II

IN WITNESS WHEREOF, the undersigned Subscriber hereby executes, delivers, joins in and agrees to be bound by the Backstop and Subscription Agreement by and among Hennessy Capital Acquisition Corp. II, Hennessy Capital Partners II LLC and the Subscriber (as defined therein) to which this Signature Page is attached as a Subscriber thereunder, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements.

[●]

By:
Name: Title:

Backstop Allocation: $[________]

$[●] __________________________

Address:

Facsimile:

SIGNATURE PAGE

TO

BACKSTOP AND SUBSCRIPTION AGREEMENT

OF

HENNESSY CAPITAL ACQUISITION CORP. II

IN WITNESS WHEREOF, the undersigned Subscriber hereby executes, delivers, joins in and agrees to be bound by the Backstop and Subscription Agreement by and among Hennessy Capital Acquisition Corp. II, Hennessy Capital Partners II LLC and the Subscriber (as defined therein) to which this Signature Page is attached as a Subscriber thereunder, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements.

[●]

By:
Name: Title:

Backstop Allocation: $[________]

$[●] __________________________

Address:

Facsimile:

Exhibit A Form of Investor Questionnaire

[See attached.]

INVESTOR QUESTIONNAIRE

HENNESSY CAPITAL ACQUISITION CORP. II

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SHARES FROM HENNESSY CAPITAL ACQUISITION CORP. II (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Backstop and Subscription Agreement among the Company, Hennessy Capital Partners II LLC and the subscriber signatory thereto (the “Agreement”).

(1) The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company reasonably deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (except that a mortgage or other debt secured by your primary residence, up to the estimated fair market value of the primary residence at the time of the purchase of the Shares, shall not be included as a liability, provided that if the amount of such indebtedness outstanding at the time of the purchase of the Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence at the time of the purchase of the Shares shall be included as a liability.

Category B ___

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

Category D ___

The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

___________________________________________________________________ ___________________________________________________________________

Category E ___

The undersigned is a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

___________________________________________________________________ ___________________________________________________________________

Category F ___

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or any organization described in Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

___________________________________________________________________ ___________________________________________________________________

Category G ___

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

__________________________________________________________________

__________________________________________________________________

Category H ___

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Investor Questionnaire. (describe entity)

 ___________________________________________________________________ ___________________________________________________________________

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable closing in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

(2) Suitability (please answer each question)

(a)	Are you familiar with the risk aspects and the non-liquidity of investments such as the Shares for which you seek to purchase?

YES _____     NO _____

(b)	Do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES _____     NO _____

(3) Manner in which title is to be held: (circle one)

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign)

(d)	Partnership

(e)	Tenants in Common

(f)	Company

(g)	Trust

(h)	Other

(4) FINRA Affiliation.

Are you affiliated or associated with a member of FINRA (please check one):

YES _____     NO _____

If Yes, please describe:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

*If subscriber is a Registered Representative with a member of FINRA, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA firm acknowledges receipt of the notice required by the Conduct Rules of FINRA.

Name of NASD Member Firm

By:
Authorized Officer

Date:

[Remainder of page intentionally left blank]

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

Date: ________________
Print or Type Entity Name

	By:	Name:
Print or Type Name

Title:

Signature